EXHIBIT 11 (b)
RULE 30a-2(b) CERTIFICATION

In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:   /S/ BRIAN T. ZINO
                               ____________________
               Brian T. Zino
              Chief Executive Officer

Date:   June 3, 2004

By:   /S/ LAWRENCE P. VOGEL
                               _____________________
               Lawrence P. Vogel
              Chief Financial Officer

Date:   June 3, 2004